BlackRock Dividend Income Trust

Cusip:  09250D109

Ticker: BQY

Record Date	May 15, 2014
Pay Date	May 30, 2014

Distribution Amount per share	$0.230000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

				% Breakdown of the
		% Breakdown	Total Cumulative	Total Cumulative
		of the Current	Distributions for the	Distributions for the
	Current Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date

Net Investment Income	$0.091564	40%	$0.169124	25%
Net Realized Short-Term Capital Gains	$-	0%	$-	0%
Net Realized Long-Term Capital Gains	$0.028822	13%	$0.411262	60%

Return of Capital	$0.109614	47%	$0.109614	15%

Total (per common share)	$0.230000	100%	$0.690000	100%

Average annual total return (in relation to NAV) for the 5-year period ending on April 30, 2014				14.40%

Annualized current distribution rate expressed as a percentage of NAV as of April 30, 2014				6.20%

Cumulative total return (in relation to NAV) for the fiscal year through April 30, 2014				6.58%

Cumulative fiscal year distributions as a percentage of NAV as of April 30, 2014				3.10%

You should not draw any conclusions about the Trust’s investment performance from the amount of this distribution or from the terms of the Trust’s Managed Distribution Plan.

The Trust estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Trust is paid back to you. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with ‘yield’ or ‘income’. When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

Currently there is no estimated return of capital for the Trust. A return of capital may occur, for example, when some or all of the money that you invested in the Trust is paid back to you. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes.

The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 800-882-0052

BlackRock Dividend Income Trust

Cusip:  09250D109

Ticker: BQY

Record Date	August 15, 2014
Pay Date	August 29, 2014

Distribution Amount per share	$0.076700

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

				% Breakdown of the
		% Breakdown	Total Cumulative	Total Cumulative
		of the Current	Distributions for the	Distributions for the
	Current Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date

Net Investment Income	$0.012376	16%	$0.230230	30%
Net Realized Short-Term Capital Gains	$0.008427	11%	$0.008427	1%
Net Realized Long-Term Capital Gains	$-	0%	$0.472146	62%

Return of Capital	$0.055897	73%	$0.055897	7%

Total (per common share)	$0.076700	100%	$0.766700	100%

Average annual total return (in relation to NAV) for the 5-year period ending on July 31, 2014				10.81%

Annualized current distribution rate expressed as a percentage of NAV as of July 31, 2014				6.31%

Cumulative total return (in relation to NAV) for the fiscal year through July 31, 2014				6.66%

Cumulative fiscal year distributions as a percentage of NAV as of July 31, 2014				4.73%

You should not draw any conclusions about the Trust’s investment performance from the amount of this distribution or from the terms of the Trust’s Managed Distribution Plan.

The Trust estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Trust is paid back to you. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with ‘yield’ or ‘income’. When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes.

The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 800-882-0052

BlackRock Dividend Income Trust

Cusip:  09250D109

Ticker: BQY

Record Date	September 15, 2014
Pay Date	September 30, 2014

Distribution Amount per share	$0.076700

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

				% Breakdown of the
		% Breakdown	Total Cumulative	Total Cumulative
		of the Current	Distributions for the	Distributions for the
	Current Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date

Net Investment Income	$0.024421	32%	$0.254650	31%
Net Realized Short-Term Capital Gains	$-	0%	$0.005290	1%
Net Realized Long-Term Capital Gains	$0.010245	13%	$0.541426	64%

Return of Capital	$0.042034	55%	$0.042034	4%

Total (per common share)	$0.076700	100%	$0.843400	100%

Average annual total return (in relation to NAV) for the 5-year period ending on August 31, 2014				10.56%

Annualized current distribution rate expressed as a percentage of NAV as of August 31, 2014				6.18%

Cumulative total return (in relation to NAV) for the fiscal year through August 31, 2014				9.55%

Cumulative fiscal year distributions as a percentage of NAV as of August 31, 2014				5.15%

You should not draw any conclusions about the Trust’s investment performance from the amount of this distribution or from the terms of the Trust’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes.

The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 800-882-0052

BlackRock Dividend Income Trust

Cusip:  09250D109

Ticker: BQY

Record Date	October 15, 2014
Pay Date	October 31, 2014

Distribution Amount per share	$0.076700

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

				% Breakdown of the
		% Breakdown	Total Cumulative	Total Cumulative
		of the Current	Distributions for the	Distributions for the
	Current Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date

Net Investment Income	$-	0%	$0.253142	28%
Net Realized Short-Term Capital Gains	$0.006608	9%	$0.011898	1%
Net Realized Long-Term Capital Gains	$-	0%	$0.584969	64%

Return of Capital	$0.070092	91%	$0.070091	7%

Total (per common share)	$0.076700	100%	$0.920100	100%

Average annual total return (in relation to NAV) for the 5-year period ending on September 30, 2014				9.40%

Annualized current distribution rate expressed as a percentage of NAV as of September 30, 2014				6.36%

Cumulative total return (in relation to NAV) for the fiscal year through September 30, 2014				7.09%

Cumulative fiscal year distributions as a percentage of NAV as of September 30, 2014				5.82%

You should not draw any conclusions about the Trust’s investment performance from the amount of this distribution or from the terms of the Trust’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes.

The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 800-882-0052

BlackRock Dividend Income Trust

Cusip:  09250D109

Ticker: BQY

Record Date	October 15, 2014
Pay Date	November 3, 2014

Distribution Amount per share	$0.076700

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

				% Breakdown of the
		% Breakdown	Total Cumulative	Total Cumulative
		of the Current	Distributions for the	Distributions for the
	Current Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date

Net Investment Income	$-	0%	$0.253142	26%
Net Realized Short-Term Capital Gains	$-	0%	$0.011898	1%
Net Realized Long-Term Capital Gains	$-	0%	$0.584969	59%

Return of Capital	$0.076700	100%	$0.146791	14%

Total (per common share)	$0.076700	100%	$0.996800	100%

Average annual total return (in relation to NAV) for the 5-year period ending on September 30, 2014				9.40%

Annualized current distribution rate expressed as a percentage of NAV as of September 30, 2014				6.36%

Cumulative total return (in relation to NAV) for the fiscal year through September 30, 2014				7.09%

Cumulative fiscal year distributions as a percentage of NAV as of September 30, 2014				5.82%

You should not draw any conclusions about the Trust’s investment performance from the amount of this distribution or from the terms of the Trust’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes.

The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 800-882-0052